Signet Student Loan Trust 1996-A
Quarterly Servicing Report
Distribution Date:                             10/27/97
Reporting Period:                              7/1/97-9/30/97

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I.          Deal Parameters

            ---------------------------------------------------------------------------------------------------------------------
       A    Student Loan Portfolio Characteristics                                               11/1/96                  9/30/97
            ---------------------------------------------------------------------------------------------------------------------
            I    Principal Balance                                                          399,468,977.20          356,818,179.89
            ii   Interest to be Capitalized                                                   5,121,821.58            3,434,389.53
                                                                               ---------------------------------------------------
            iii  Pool Balance                                                               404,590,798.78          360,252,569.42

       B    I    Weighted Average Coupon (WAC)                                                      8.3280%                 8.3957%
            ii   Weighted Average Remaining Term                                                    130.43                  128.36
            iii  Number of Loans                                                                   103,208                  95,090
            iv   Number of Borrowers                                                                50,613                  46,885
            ----------------------------------------------------------------------------------------------------------------------



            ---------------------------------------------------------------------------------------------------------------------
       C    Notes and Certificates                Spread            Balance           % of Pool          Balance        % of Pool
                                                                    12/27/96                             10/27/97
            ---------------------------------------------------------------------------------------------------------------------
            I    Class A-1 Notes    82668P AA3     0.09%        $ 252,000,000.00        58.819%     $ 193,140,009.20      52.260%
            ii   Class A-2 Notes    82668P AB1     0.15%        $ 161,439,000.00        37.681%     $ 161,439,000.00      43.682%
            iii  Certificates       82668P AC9     0.45%        $  14,996,000.00         3.500%     $  14,996,000.00       4.058%
            =====================================================================================================================
            iv   Total Notes and Certificates                   $ 428,435,000.00       100.000%     $ 369,575,009.20     100.000%
            =====================================================================================================================

       D    Reserve Account                                                                    12/27/96            10/27/97
            I    Reserve Account Initial Deposit ($)                                        $ 6,317,145.00
            ii   Specified Reserve Account Balance ($)                                      $ 6,317,145.00      $ 5,512,570.85
            iii  Current Reserve Account Balance($)                                         $ 6,317,145.00      $ 5,512,570.85

       E    Pre-Funding Account                                                                12/27/96            10/27/97
            I    Pre-Funding Account Initial Deposit ($)                                   $ 16,552,201.22
            ii   Current Pre-Funding Account Balance ($)                                   $ 16,552,201.22      $ 6,780,791.61

            ------------------------------------------------------------------------------------------------------------------------


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--------------------------------------------------------------------------------------------------------------------------------
II.               Transactions from:                  7/1/97   through         9/30/97

       A    Student Loan Principal Activity
            I    Regular Principal Collections                                              $11,324,716.14
            ii   Principal Collections from Guarantor                                        $4,638,316.45
            iii  Principal Reimbursements from Seller and/or Servicer                                $0.00
            iv   New Serial Loan Purchases (1)                                                       $0.00
            v    Liquidation Proceeds (principal)                                                    $0.00
            vi   Recoveries                                                                          $0.00
            vii  Other System Adjustments                                                            $0.00
                                                                               ---------------------------
            viii Total Principal Collections                                                $15,963,032.59


       B    Student Loan Non-Cash Principal Activity
            I    Capitalized Interest                                                       ($1,414,098.51)
            ii   Realized Losses                                                                     $0.00
            iii  Other Adjustments                                                             ($19,837.84)
                                                                               ---------------------------
            iv   Total Non-Cash Principal Activity                                          ($1,433,936.35)


            ----------------------------------------------------------------------------------------------
       C    Total Student Loan Principal Activity                                           $14,529,096.24
            ----------------------------------------------------------------------------------------------


       D    Student Loan Interest Activity
            I    Regular Interest Collections                                                $4,989,563.63
            ii   Interest Claims Received from Guarantors                                      $309,085.26
            iii  Interest Reimbursements from Seller and/or Servicer                                 $0.00
            iv   Liquidation Proceeds (interest)                                                     $0.00
            v    Other Systems Adjustments                                                           $0.00
            vi   Special Allowance Payments                                                          $0.00
            vii  Subsidy Payments                                                                    $0.00
                                                                               ---------------------------
            viii Total Interest Collections                                                  $5,298,648.89


       E    Student Loan Non-Cash Interest Activity
            I    Interest Accrual Adjustment                                                    ($3,525.59)
            ii   Capitalized Interest                                                        $1,414,098.51
                                                                               ---------------------------
            iii  Total Non-Cash Interest Adjustments                                         $1,410,572.92


            ----------------------------------------------------------------------------------------------
       F    Total Student Loan Interest Activity                                             $6,709,221.81
            ----------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
III.        Collection Account Activity

       A    Principal Collections
            I    Principal Payments Received--Cash                                                                  $15,963,032.59
            ii   Cash Forwarded by Administrator on behalf of Seller and/or Servicer                                         $0.00
                                                                                                        --------------------------
            iv   Total Principal Collections                                                                        $15,963,032.59

       B    Interest Collections
            I    Interest Payments Received--Cash                                                                    $5,298,648.89
            ii   Cash Forwarded by Administrator on behalf of Seller and/or Servicer                                         $0.00
            iv   Cash Forwarded by Eligible Lender for Special Allowance and
                    Subsidy Payments                                                                                         $0.00
                                                                                                        --------------------------
            v    Total Interest Collections                                                                          $5,298,648.89

       C    Capitalized Interest Amount                                                                               1,414,098.51

       D    Investment Earnings                                                                                         391,116.93

       E    Funds Distributed on previous Interest Payment Dates                                                      4,631,868.83

       F    TOTAL FUNDS TRANSFERRED TO COLLECTION ACCOUNT                                                           $18,435,028.09

       G    Purchases of New Serials After the Funding Period                                                                $0.00

       H    Servicing Fees Due for Collection Period
            I    Servicing Fee Due for Current Monthly Collection Period                                               $380,361.70
            ii   Servicing Fee Due for prior Monthly Collection Period                                                  384,942.75
            iii  Servicing Fee Due for Monthly Collection Period two months ago                                         390,155.34

            iv   Servicing Fee Paid for prior Monthly Collection Period                                                 384,942.75
            v    Servicing Fee Paid for Monthly Collection Period two months ago                                        390,155.34

       I    Unpaid Servicing Fees due from Prior Monthly Collection Periods                                                  $0.00

       J    Administration Fees Due for Collection Period
            I    Administration Fee Due for Current Monthly Collection Period                                           $12,171.57
            ii   Administration Fee Due for prior Monthly Collection Period                                              12,318.17
            iii  Administration Fee Due for Monthly Collection Period two months ago                                     12,484.97

            iv   Administration Fee Paid for prior Monthly Collection Period                                             12,318.17
            v    Administration Fee Paid for Monthly Collection Period two months ago                                    12,484.97

       K    Unpaid Administration Fees Due from Prior Monthly Collection Periods                                             $0.00

            ----------------------------------------------------------------------------------------------------------------------
       L    Total Fees Due for Period                                                                                  $392,533.27
            ----------------------------------------------------------------------------------------------------------------------


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IV.        Portfolio Characteristics

                           ---------------------------------------------------------------------------------------------------------
                                  Weighted Average Coupon                 # of Loans                         %
--------------------------------------------------------------------------------------------------------------------------
                                9/30/97            6/30/97           9/30/97       6/30/97        9/30/97        6/30/97
--------------------------------------------------------------------------------------------------------------------------
STATUS:
In School                       8.0298%            8.0243%            3,073          3,085        3.2317%        3.1280%
Grace                           8.0321%            8.0072%            1,368          1,653        1.4386%        1.6761%
Repayment
   Current                      8.4207%            8.3878%           59,197         64,470       62.2537%       65.3695%
   31-60 Days                   8.4318%            8.4052%            4,238          3,662        4.4568%        3.7131%
   61-90 Days                   8.4115%            8.3963%            2,390          1,989        2.5134%        2.0168%
   91-120 Days                  8.4179%            8.4544%            1,847          1,154        1.9424%        1.1701%
   > 120 Days                   8.4528%            8.3594%            1,591          2,711        1.6732%        2.7488%
                       ---------------------------------------------------------------------------------------------------
   Total Repayment              8.4215%            8.3886%           70,952         75,120       74.6156%       76.1681%

Deferment                       8.3631%            8.3178%           11,830         11,061       12.4408%       11.2153%
Forbearance                     8.3978%            8.3589%            7,867          7,705        8.2732%        7.8125%
Claims (1)                      8.4116%            8.3584%            1,689          1,134        1.7762%        1.1498%
--------------------------------------------------------------------------------------------------------------------------
              Totals            8.3957%            8.3622%           95,090         98,624      100.0000%      100.0000%
--------------------------------------------------------------------------------------------------------------------------

LOAN TYPE:
Consolidation                   8.6754%            8.6766%            5,579          5,651        5.8671%        5.7298%
Subsidized Stafford             8.1460%            8.1442%           65,112         67,616       68.4741%       68.5594%
Unsub Stafford                  8.2027%            8.2017%           12,754         13,260       13.4126%       13.4450%
SLS                             9.0059%            8.7463%            5,462          5,712        5.7440%        5.7917%
PLS                             9.0079%            8.7479%            6,183          6,385        6.5023%        6.4741%

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              Totals            8.3957%            8.3622%           95,090         98,624      100.0000%      100.0000%
--------------------------------------------------------------------------------------------------------------------------

SCHOOL TYPE:
2-year                          8.3258%            8.2726%            6,560          6,820        6.8987%        6.9152%
4-year                          8.2826%            8.2424%           70,982         73,988       74.6472%       75.0203%
Consolidation                   8.6754%            8.6766%            5,579          5,651        5.8671%        5.7298%
Graduate                        8.2690%            8.2241%            1,326          1,367        1.3945%        1.3861%
Proprietary/Vocational          8.4092%            8.3409%            9,397          9,787        9.8822%        9.9235%
Not Identified                  8.3358%            8.2975%            1,246          1,011        1.3103%        1.0251%

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              Totals            8.3957%            8.3622%           95,090         98,624      100.0000%      100.0000%
--------------------------------------------------------------------------------------------------------------------------








                           -----------------------------------------------------------------------
                                       Principal Amount                         %
-------------------------------------------------------------------------------------------------
                                 9/30/97              6/30/97         9/30/97        6/30/97
-------------------------------------------------------------------------------------------------
STATUS:
In School                     10,266,376.46        10,404,253.62      2.8772%        2.8017%
Grace                          4,665,850.40         5,541,051.86      1.3076%        1.4921%
Repayment
   Current                   220,811,756.14       242,003,963.39     61.8835%       65.1679%
   31-60 Days                 15,832,662.41        13,722,792.56      4.4372%        3.6953%
   61-90 Days                  9,001,488.15         7,273,265.22      2.5227%        1.9586%
   91-120 Days                 6,737,750.21         4,587,960.43      1.8883%        1.2355%
   > 120 Days                  5,926,955.23        10,033,924.42      1.6611%        2.7020%
                       --------------------------------------------------------------------------
   Total Repayment           264,100,896.95       281,389,831.50     74.0155%       75.7739%

Deferment                     43,940,623.03        41,529,871.33     12.3146%       11.1833%
Forbearance                   33,844,433.05        32,489,767.82      9.4851%        8.7490%
Claims (1)                     5,790,284.81         3,767,925.48      1.6228%        1.0146%
-------------------------------------------------------------------------------------------------
              Totals         356,818,179.89       371,354,776.13    100.0000%      100.0000%
-------------------------------------------------------------------------------------------------

LOAN TYPE:
Consolidation                 95,400,119.52        97,173,518.78     26.7363%       26.1673%
Subsidized Stafford          176,816,638.23       185,565,140.02     49.5537%       49.9698%
Unsub Stafford                42,554,650.80        44,404,187.17     11.9261%       11.9573%
SLS                           19,742,841.84        20,752,069.92      5.5330%        5.5882%
PLS                           22,303,929.50        23,459,860.24      6.2508%        6.3174%

-------------------------------------------------------------------------------------------------
              Totals         356,818,179.89       371,354,776.13    100.0000%      100.0000%
-------------------------------------------------------------------------------------------------

SCHOOL TYPE:
2-year                        16,153,752.99        16,916,248.71      4.5272%        4.5553%
4-year                       218,781,352.91       230,488,985.25     61.3145%       62.0671%
Consolidation                 95,400,119.52        97,173,518.78     26.7363%       26.1673%
Graduate                       6,273,275.90         6,519,357.81      1.7581%        1.7556%
Proprietary/Vocational        16,507,235.53        17,639,791.16      4.6262%        4.7501%
Not Identified                 3,702,443.04         2,616,874.42      1.0376%        0.7047%

-------------------------------------------------------------------------------------------------
              Totals         356,818,179.89       371,354,776.13    100.0000%      100.0000%
-------------------------------------------------------------------------------------------------
(1) Claims Information

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Claim Status        9/30/97             WAC               # of Loans     % of Loans     Principal Amount            % of Principal
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Claims Pending (2)                      8.4116%             1688           1.7752%        5,789,681.56                   1.6226%
Aged Claims Rejected (3)                8.9800%                1           0.0011%              603.25                   0.0002%(4)
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                               Totals   8.4116%             1689           1.7762%        5,790,284.81                   1.6228%
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(2)  Claims filed and unpaid; includes claims rejected aged less than 6 months.
(3)  Claims rejected (subject to cure) aged 6 months or more;  also includes claims deemed incurable pending repurchase.
(4)  It was discovered on 10/6/97 that due to an administrative oversight this loan had not been bought out of the transaction.
     It will be promptly repurchased by the Seller.
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V.          Interest Calculation

       A    Borrower Interest Accrued During Last Month of Collection Period                                          2,210,339.86
       B    Interest Subsidy Payments Accrued During Last Month of Collection Period                                   $263,015.52
       C    SAP Payments Accrued During Last Month of Collection Period                                                 $34,290.94
       D    Monthly Rebate Fees Accrued During Last Month of Collection Period                                         ($77,504.96)
       E    Investment Earnings During Last Month of Collection Period                                                  136,867.42
                                                                                                        --------------------------
       F    Net Expected Interest Collections                                                                        $2,567,008.78


       G    Student Loan Rate
            I    Days in Monthly Collection Period       9/1/97-9/30/97                                                         30
            ii   Net Expected Interest Collections                                                                   $2,567,008.78
            iii  Servicing Fee                                                                                         $380,361.70
            iv   Administration Fee                                                                                     $12,171.57
            v    Total Pool Balance at Beginning of the Collection Period                                          $365,147,229.68
            vi   Student Loan Rate                                                                                         7.14608%
                                                        Interest Dist.
                                                        Factor (per $1,000)    Accrual Period
       H    Class A-1 LIBOR Based Interest Rate                                                                            5.74625%
       I    Class A-1 Rate                                   4.245076270       9/25/97-10/26/97                            5.74625%
       J    Class A-2 LIBOR Based Interest Rate                                                                            5.80625%
       K    Class A-2 Rate                                   5.161111132       9/25/97-10/26/97                            5.80625%
       L    Certificate LIBOR Based Interest Rate                                                                          6.10625%
       M    Certificate Rate                                 5.427778074       9/25/97-10/26/97                            6.10625%


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VI.         Inputs From Previous Servicing Reports                                     7/25/97

       A    Total Student Loan Pool Outstanding                                                7/25/97                 8/31/97
            I    Current Principal Balance                                                 $371,347,276.13         $361,843,413.64
            ii   Interest to be Capitalized                                                  $3,201,849.87           $3,303,816.04
                                                                               ---------------------------------------------------
            iii  Total Student Loan Pool Outstanding                                       $374,549,126.00         $365,147,229.68

       B    Total Note and Certificate Factor                                                    0.9006554

       C    Total Note and Certificate Balance                                            $ 385,872,307.37

            ----------------------------------------------------------------------------------------------------------
       D    Balance                      7/25/97           Class A-1                Class A-2             Certificates
            ----------------------------------------------------------------------------------------------------------
            I    Current Factor ---  7/25/97               0.8311004261            1.0000000000           1.0000000000
            ii   Principal Shortfall                               0.00                    0.00                   0.00
            iii  Expected Balance                        209,437,307.37          161,439,000.00          14,996,000.00
                                                      ----------------------------------------------------------------
            iv   Balance                                 209,437,307.37          161,439,000.00          14,996,000.00
       E    Interest Shortfall                                     0.00                    0.00                   0.00
       F    Interest Carryover                                     0.00                    0.00                   0.00
            ----------------------------------------------------------------------------------------------------------

            --------------------------------------------------------------------------------------------------------------------
       G    Interest Payment Date                       9/25/97
            --------------------------------------------------------------------------------------------------------------------
                                                         Accrued Int. Factor       Accrual Period
            Class A-1 LIBOR Based Interest Rate                                                                5.71500%
            Class A-1 Rate                                   3.958115794           8/26/97-9/24/97             5.71500%
            Class A-2 LIBOR Based Interest Rate                                                                5.77500%
            Class A-2 Rate                                   4.812500015           8/26/97-9/24/97             5.77500%
            Certificate LIBOR Based Interest Rate                                                              6.07500%
            Certificate Rate                                    5.0625             8/26/97-9/24/97             6.07500%
            --------------------------------------------------------------------------------------------------------------------

            --------------------------------------------------------------------------------------------------------------------
       H    Interest Payment Date                       8/26/97
            --------------------------------------------------------------------------------------------------------------------
                                                         Accrued Int. Factor       Accrual Period
            Class A-1 LIBOR Based Interest Rate                                                                5.73844%
            Class A-1 Rate                                   4.239306587           7/25/97-8/25/97             5.73844%
            Class A-2 LIBOR Based Interest Rate                                                                5.79844%
            Class A-2 Rate                                   5.154168881           7/25/97-8/25/97             5.79844%
            Certificate LIBOR Based Interest Rate                                                              6.09844%
            Certificate Rate                                 5.420835556           7/25/97-8/25/97             6.09844%
            --------------------------------------------------------------------------------------------------------------------

       I    Reserve Account Balance                                                         $ 5,751,733.00
       J    Pre-Funding Account Balance                                                     $ 8,194,890.12
       K    Unpaid Servicing Fees from Prior Month(s)                                                 0.00
       L    Unpaid Administration fees from Prior Month(s)                                            0.00


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       -----------------------------------------------------------------------------------------------------------------------------
VII.   Waterfall for Distributions
                                                                                                                       Remaining
                                                                                                                     Funds Balance
                                                                                                                    ---------------
       A    Available Funds                                                                   $18,435,028.09         $18,435,028.09

       B    Draws from Reserve Fund                                                                    $0.00         $18,435,028.09

       C    Servicing Fees due for Current Monthly Period and unpaid from Prior Months           $380,361.70         $18,054,666.39

       D    Administration Fees due for Current Monthly Period and unpaid from
            Prior Months                                                                          $12,171.57         $18,042,494.82

       E    Noteholders' Interest Distribution Amount
            I                        Class A-1                                                 $1,069,759.22         $16,972,735.60
            ii                       Class A-2                                                   $833,204.62         $16,139,530.98
                                                                                           -----------------
            iii                      Total Noteholders' Interest Distribution                  $1,902,963.84

       F    Certificateholders' Interest Distribution Amount                                      $81,394.96         $16,058,136.02

       G    Noteholders' Principal Distribution Amount
            I                        Class A-1                                                $15,943,194.75            $114,941.27
            ii                       Class A-2                                                         $0.00            $114,941.27
                                                                                           -----------------
            iii                      Total Noteholders' Principal Distribution                $15,943,194.75

       H    Certificateholders' Principal Distribution Amount                                          $0.00            $114,941.27

       I    Excess to Reserve Account                                                            $114,941.27                  $0.00


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VIII.  Distributions

       -----------------------------------------------------------------------------------------------------------------------------
  A    Distribution Amounts                                             Class A-1                Class A-2             Certificates
       I         Monthly Interest Due                                 $1,069,759.22             $833,204.62             $81,394.96
       ii        Monthly Interest Paid                                $1,069,759.22             $833,204.62             $81,394.96
                                                                 -----------------------------------------------------------------
                 Interest Shortfall                                           $0.00                   $0.00                  $0.00

       iii       Interest LIBOR Carryover Due                                 $0.00                   $0.00                  $0.00
       iv        Interest LIBOR Carryover Paid                                $0.00                   $0.00                  $0.00
                                                                 -----------------------------------------------------------------
                 Interest LIBOR Carryover                                     $0.00                   $0.00                  $0.00

       vi        Interest Carryover Shortfall Due                             $0.00                   $0.00                  $0.00
       vii       Interest Carryover Shortfall Paid                            $0.00                   $0.00                  $0.00
                                                                 -----------------------------------------------------------------
                 Carryover Shortfall                                          $0.00                   $0.00                  $0.00

       viii      Quarterly Principal Due                             $15,943,194.75                   $0.00                  $0.00
       ix        Quarterly Principal Paid                            $15,943,194.75                   $0.00                  $0.00
                                                                 -----------------------------------------------------------------
       x         Quarterly Principal Shortfall                                $0.00                   $0.00                  $0.00
       xi        Reserve Account Excess released to pay principal       $354,103.42                   $0.00                  $0.00
                                                                 -----------------------------------------------------------------
       xii       Total Principal Distribution                        $16,297,298.17                   $0.00                  $0.00

       xiii      Principal Distribution Factor (per $1,000)            64.671818135             0.000000000            0.000000000

       ---------------------------------------------------------------------------------------------------------------------------
       xiv       Total Distribution Amount                           $17,367,057.39             $833,204.62             $81,394.96
       ---------------------------------------------------------------------------------------------------------------------------

B      Principal Distribution Reconciliation
       I         Principal Balance-beginning of Collection Period                                                  $371,347,276.13
       ii        Principal Balance-end of Collection Period                                                        $356,818,179.89
       iii       Purchases of new Serial Loans after the Funding Period                                                      $0.00
       iv        Draw for Accrued Interest from Pre-Funding Account                                                  $1,414,098.51
       v         Draw for new Serial Loans from Pre-Funding Account                                                          $0.00
       vi        Principal used to pay clauses A through D of Section 2(d)(iii) or
                    Section 2(d)(iv) of the Administration Agreement                                                         $0.00
                                                                                                          ------------------------
                                                                                                                    $15,943,194.75

       vi        Principal Distribution Amount                                                                      $15,943,194.75

  B    Total Interest Distribution                                                           $1,984,358.80
                                                                                 -------------------------
  C    Total Cash Distributions-Notes and Certificates                                      $18,281,656.97

       ---------------------------------------------------------------------------------------------------
  D    Note & Certificate Balances                                     7/25/97                 10/27/97
       I         A-1 Note Balance                                $ 209,437,307.37         $ 193,140,009.20
                 A-1 Note Pool Factor                                0.8311004261             0.7664286079

       ii        A-2 Note Balance                                  161,439,000.00           161,439,000.00
                 A-2 Note Pool Factor                                1.0000000000             1.0000000000

       iii       Certificate Balance                                14,996,000.00            14,996,000.00
                 Certificate Pool Factor                             1.0000000000             1.0000000000

       ---------------------------------------------------------------------------------------------------

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  G    Reserve Account Reconciliation
       I         Beginning of Period Balance                                                                         $5,751,733.00
       ii        Draws for payment of:
                    Servicing Fees                                                                                           $0.00
                    Administration Fees                                                                                      $0.00
                    Noteholders' Interest Distribution Amount                                                                $0.00
                    Certificateholders' Interest Distribution Amount                                                         $0.00
                    Noteholders' Principal Distribution Amount                                                               $0.00
                    Certificateholders' Principal Distribution Amount                                                        $0.00
       iii       Deposits from Excess Servicing                                                                        $114,941.27
                                                                                                          ------------------------
       iv        Total Reserve Account Balance Available                                                             $5,866,674.27
       v         Specified Reserve Account Balance                                                                   $5,512,570.85
       vi        Reserve Account Excess                                                                                $354,103.42
       vii       Excess Reserve - Release to Noteholders                                                               $354,103.42
       viii      Excess Reserve - Release to Certificateholders                                                              $0.00
       ix        Excess Reserve - Release for Noteholders' Interest LIBOR Carryover                                          $0.00
       x         Excess Reserve - Release for Certificateholders' Interest LIBOR Carryover                                   $0.00
       xi        Excess Reserve - Release to Seller                                                                          $0.00
       xii       Excess Reserve - Release to Company                                                                         $0.00
                                                                                                          ------------------------
       xiii      Ending Balance                                                                                      $5,512,570.85

  H    Pre-Funding Account Reconciliation
       I         Beginning of Period Balance                                                                         $8,194,890.12
       ii        Draw for Accrued Interest                                                                           $1,414,098.51
       iii       Draw for Serial Loan Purchases during Collection Period                                                     $0.00
       iv        Draw for Serial Loan Purchases after Collection Period                                                      $0.00
                                                                                                          ------------------------
       v         Current Pre-Funding Account Balance                                                                 $6,780,791.61

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